UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 17, 2002

Commission file number 1-8198

HOUSEHOLD INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware	36-3121988
(State of Incorporation)	(I.R.S.. Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois   60070
(Address of principal executive offices)         (Zip Code)

(847)564-5000
(Registrant's telephone number, including area code)

Item 5. Other Events
Press release pertaining to the financial results of Household International, Inc., for the quarter and six months ended June 30, 2002. Said release is filed as an exhibit hereto.

In connection with the release by Household International of this Information, Household will broadcast its second quarter earnings teleconference call live over the Internet on its website at www.household.com. The call will begin at 9:00 am Central Daylight Time on July 17, 2002. A replay will also be available shortly after the end of the call.

Item 7. Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Exhibits.
No. Exhibit
99 Press release titled "Household Reports Record Second
Quarter Results on Strong Receivables Growth" dated July 17, 2002

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC.
(Registrant)

By: /s/ John W.Blenke John W. Blenke Assistant Secretary

Date:   July 17, 2002